Exhibit 99.2

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ACE Limited

Financial Supplement

September 30, 2003

Investor Contact	Helen M. Wilson Phone: (441) 299-9283 Fax: (441) 292-8675 email: investorrelations@ace.bm

This report is for informational purposes only. It should be read in conjuction with documents filed by ACE Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

Any forward-looking statements made in this financial supplement reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from those set forth in these statements. For example, the Company’s forward-looking statements concerning reserves and recoverables could be affected by the frequency of unpredictable catastrophic events, actual loss experience which differs from the Company’s assumptions, uncertainties in the reserving or settlement process, the impact of aggregate policy coverage limits, the impact of bankruptcies of various asbestos producers and related business, new theories of liability, judicial and legislative developments, litigation tactics, credit developments among reinsurers and other factors identified in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, the Company’s quarterly reports on Form 10-Q for the quarters ended March 31, 2003 and June 30, 2003 and in the Company’s earnings press release, which are available on the Company’s website. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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ACE Limited

Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	— Consolidated Financial Highlights	1

II.	Consolidated Results
	— Consolidated Results—Consecutive Quarters	2-3
	— Computation of Basic and Diluted Earnings Per Share	4
	— Summary Consolidated Balance Sheets	5
	— Consolidated Premiums by Line of Business	6
	— Consolidating Statement of Operations	7-8

III.	Segment Results
	— Insurance-North American	9
	— Insurance-Overseas General	10-11
	— Global Reinsurance	12-13
	— Financial Services	14-15
	— Financial Guaranty Profile	16-17
	— Financial Services Portfolio	18-21

IV.	Balance Sheet Details
	— Loss Reserve Rollforward	22
	— Asbestos and Environmental Reserves	23
	— Reinsurance Recoverable Analysis	24-27
	— Investment Portfolio	28-29
	— Realized and Unrealized Gains (Losses)	30
	— Capital Structure	31

V.	Other Disclosures
	— Non-GAAP Financial Measures and Comprehensive Income	32
	— Diluted Book Value per Ordinary Share	33
	— Statutory Accounting Principles to GAAP Reconciliation	34
	— Glossary	35

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ACE Limited

Consolidated Financial Highlights

(in millions of U.S. dollars, except per share data and ratios)

(Unaudited)

	Three months ended Sept. 30		% Change 3Q-03 vs. 3Q-02	Nine months ended Sept. 30		% Change YTD- 03 vs. YTD-02
	2003	2002		2003	2002
Gross premiums written	$3,451	$3,528	-2%	$10,969	$9,575	15%
Net premiums written	$2,306	$2,223	4%	$7,642	$6,084	26%
Net premiums earned	$2,397	$1,925	25%	$6,775	$4,861	39%
Net investment income	$216	$199	9%	$633	$600	6%
Income excluding net realized gains (losses)	$304	$148	105%	$869	$593	47%
Net income	$355	$(57)	NM	$973	$245	297%
Comprehensive income	$210	$104	101%	$1,201	$428	180%
Operating cash flow	$1,060	$1,020	4%	$2,638	$1,591	66%
Combined ratio
Loss and loss expense ratio	64.6%	71.0%		64.2%	66.1%
Underwriting and administrative expense ratio	26.8%	26.7%		27.1%	28.3%

Combined ratio	91.4%	97.7%		91.3%	94.4%
Annualized ROE	15.2%	8.9%		15.9%	12.2%
Annualized ROE, excluding FAS 115	16.8%	9.2%		17.3%	12.7%
Diluted earnings per share
Income excluding net realized gains (losses)	$1.04	$0.53	96%	$3.08	$2.13	45%
Net income	$1.22	$(0.24)	NM	$3.46	$0.84	312%
Diluted book value per ordinary share	$27.76	$24.37	14%	$27.76	$24.37	14%
Diluted tangible book value per ordinary share	$18.43	$14.78	25%	$18.43	$14.78	25%
Weighted average diluted ordinary shares outstanding	281.9	268.2	5%	274.2	270.2	1%
Debt/ total capitalization	17.7%	21.4%		17.7%	21.4%

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ACE Limited

Consolidated Results—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

ACE Limited Consolidated

	3Q-03	2Q-03	1Q-03	4Q-02	3Q-02	YTD 2003	YTD 2002	Full Year 2002
Consolidated Property and Casualty
Excluding Financial Services (1)
Gross premiums written	$3,295	$3,241	$3,532	$2,956	$2,977	$10,068	$8,161	$11,117
Net premiums written	2,154	2,230	2,357	1,709	1,690	6,741	4,703	6,412
Net premiums earned	2,146	2,049	1,815	1,631	1,495	6,010	3,914	5,545
Losses and loss expenses	1,375	1,298	1,122	1,507	1,000	3,795	2,452	3,959
Policy acquisition costs	321	315	281	260	232	917	612	872
Administrative expenses	271	266	241	250	233	778	631	881

P& C Underwriting income (loss)	$179	$170	$171	$(386)	$30	$520	$219	$(167)
Financial Services underwriting income	22	17	19	6	12	58	45	51
Life underwriting income (loss) excluding investment income	(4)	(5)	(5)	(8)	(8)	(14)	(14)	(22)
Net investment income	216	211	206	202	199	633	600	802
Other income (expense) (2)	(3)	1	(6)	1	(15)	(8)	(22)	(21)
Interest expense	45	43	45	47	48	133	146	193
Income tax expense (benefit)	61	65	61	(133)	22	187	89	(44)

Income (loss) excluding net realized gains (losses)	$304	$286	$279	$(99)	$148	$869	$593	$494
Net realized gains (losses)	57	107	(40)	(88)	(235)	124	(401)	(489)
Tax effect of net realized gains (losses)	(6)	(22)	8	19	30	(20)	53	72

Net income (loss)	$355	$371	$247	$(168)	$(57)	$973	$245	$77

% Change Versus Prior Year Period (1)
Gross premiums written	11%	25%	36%	44%	43%	23%	31%	34%
Net premiums written	27%	46%	59%	54%	67%	43%	39%	43%
Net premiums earned	44%	55%	65%	54%	50%	54%	29%	36%
Other Ratios (1)
Net premiums written/gross premiums written	65%	69%	67%	58%	57%	67%	58%	58%
Effective tax rate	17%	19%	18%	57%	13%	18%	13%	-10%
ROE
Annualized ROE	15.2%	15.6%	16.7%	-6.6%	8.9%	15.9%	12.2%	7.5%
Annualized ROE, excluding FAS 115	16.8%	17.2%	18.1%	-7.1%	9.2%	17.3%	12.7%	7.9%

(1)	Consolidated property and casualty excluding financial services is presented to allow for comparison and analysis with earnings guidance.
(2)	Other income (expense) in Q2 and Q3 of 2002 includes debt prepayment expense. The tax effect in 2Q-02 was $4M and 3Q-02 was $5M.

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ACE Limited

Consolidated Results—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

ACE Limited Consolidated

	3Q-03	2Q-03	1Q-03	4Q-02	3Q-02	YTD 2003	YTD 2002	Full Year 2002
Combined ratio
Loss and loss expense ratio	64.6%	64.5%	63.4%	91.8%	71.0%	64.2%	66.1%	73.5%
Policy acquisition cost ratio	14.4%	14.6%	14.4%	14.3%	13.4%	14.5%	14.1%	14.2%
Administrative expense ratio	12.4%	12.6%	12.8%	13.7%	13.3%	12.6%	14.2%	14.0%

Combined ratio	91.4%	91.7%	90.6%	119.8%	97.7%	91.3%	94.4%	101.7%

Consolidated Property and Casualty Excluding Financial Services (1)

	3Q-03	2Q-03	1Q-03	4Q-02		3Q-02		YTD 2003	YTD 2002		Full Year 2002
Combined ratio
Loss and loss expense ratio	64.0%	63.4%	61.8%	92.4%		66.8%		63.1%	62.6%		71.4%
Policy acquisition cost ratio	15.0%	15.3%	15.5%	15.9%		15.6%		15.3%	15.6%		15.7%
Administrative expense ratio	12.6%	13.0%	13.3%	15.4%		15.6%		12.9%	16.1%		15.9%

Combined ratio	91.6%	91.7%	90.6%	123.7%		98.0%		91.3%	94.3%		103.0%

Large losses and other items
Catastrophe losses	$42	$30	$—	$—		$100	(3)	$72	$100	(3)	$100	(3)
Other losses	—	—	—	516	(2)	—		—	—		516	(2)
Prior period development (4)	62	21	24	71		52		107	93		164

(1)	Consolidated property and casualty excluding financial services is presented to allow for comparison and analysis with earnings guidance.
(2)	Reported in press release on January 27, 2003.
(3)	Reported in press release on September 18, 2002. Total after tax of $90 million includes Overseas General and Global Reinsurance.
(4)	Prior period development for the Financial Services segment was favorable $2 million in 3Q-03, favorable $9 million in 2Q-03, adverse $10 million 1Q-03 and adverse $3 million for both 4Q and 3Q 2002. Year to date 2003 is favorable $1 million compared with adverse of $27 million in 2002. Full year 2002 was adverse $30 million.

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ACE Limited

Computation of Basic and Diluted Earnings Per Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

	Three months ended Sept. 30		Nine months ended Sept. 30
	2003	2002	2003	2002
Numerator
Income excluding net realized gains (losses)	$304	$148	$869	$593
Perpetual preferred dividend	(11)	—	(15)	—
Mezzanine equity dividend	—	(6)	(10)	(19)

Income to ordinary shares, excl. net realized gains (losses)	293	142	844	574
Net realized gains (losses), net of income tax	51	(205)	104	(348)

Net income available to the holders of ordinary shares	$344	$(63)	$948	$226

Rollforward of ordinary shares
Ordinary shares—beginning of period	277,755,290	262,247,758	262,679,356	259,861,205
Mezzanine equity conversion	—	—	11,814,274	—
Issued under employee stock purchase plan	152,251	138,834	288,400	252,619
Stock (cancelled) granted	12,631	(58,995)	1,066,771	423,864
Issued for option exercises	560,738	167,613	2,632,109	1,957,522

Ordinary shares—end of period	278,480,910	262,495,210	278,480,910	262,495,210

Denominator
Weighted average shares outstanding	275,404,544	260,264,791	268,474,758	259,810,039
Dilutive effect of mezzanine equity	—	1,614,340	—	3,137,944
Effect of other dilutive securities	6,485,692	6,383,066	5,731,326	7,247,792

Adj. wtd. avg. shares outstanding and assumed conversions	281,890,236	268,262,197	274,206,084	270,195,775

Basic earnings (loss) per share
Income excluding net realized gains (losses)	$1.06	$0.55	$3.14	$2.21
% Change	93%		42%
Net realized gains (losses)	0.19	(0.79)	0.39	(1.34)

Net income	$1.25	$(0.24)	$3.53	$0.87

Diluted earnings (loss) per share
Income excluding net realized gains (losses)	$1.04	$0.53	$3.08	$2.13
% Change	96%		45%
Net realized gains (losses)	0.18	(0.77)	0.38	(1.29)

Net income	$1.22	$(0.24)	$3.46	$0.84

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ACE Limited

Summary Consolidated Balance Sheets

(in millions of U.S. dollars)

	September 30 2003		June 30 2003		March 31 2003		December 31 2002		December 31 2001
Assets	(Unaudited	)	(Unaudited	)	(Unaudited	)	(Audited	)	(Audited	)
Fixed maturities available for sale, at fair value	$17,413		$16,884		$15,044		$14,420		$13,000
Equity securities, at fair value	460		471		410		411		468
Securities on loan, at fair value	596		546		521		293		—
Short-term investments	2,520		2,048		2,081		1,885		1,206
Other investments, at fair value	665		661		685		652		591
Cash	431		576		477		663		671

Total investments and cash	$22,085		21,186		$19,218		$18,324		$15,936
Insurance and reinsurance balances receivable	2,821		3,186		3,228		2,654		2,522
Reinsurance recoverable	14,032		13,891		14,132		13,991		11,398
Deferred policy acquisition costs	998		984		915		832		679
Prepaid reinsurance premiums	1,370		1,452		1,790		1,721		1,223
Goodwill	2,711		2,711		2,711		2,717		2,772
Deferred tax assets	1,103		1,075		1,227		1,288		1,251
Other assets	2,114		2,141		2,235		1,924		1,406

Total assets	$47,234		46,626		$45,456		$43,451		$37,187

Liabilities
Unpaid losses and loss expenses	$25,637		$24,940		$24,636		$24,315		$20,728
Unearned premiums	6,243		6,394		6,573		5,586		3,853
Future policy benefits for life and annuity contracts	479		470		459		442		383
Insurance and reinsurance balances payable	1,874		1,989		1,963		1,870		1,418
Contract holder deposit funds	76		74		89		90		101
Securities lending collateral	608		561		533		301		—
Accounts payable, accrued expenses and other liabilities	1,601		1,650		1,820		1,777		1,567
Short-term debt	146		146		146		146		495
Long-term debt	1,749		1,749		1,749		1,749		1,349
Trust preferred securities	475		475		475		475		875

Total liabilities	$38,888		$38,448		$38,443		$36,751		$30,769

Mezzanine equity	$—		$—		$311		$311		$311

Shareholders’ equity
Total shareholders’ equity, excl. AOCI	$7,678		$7,365		$6,164		$5,949		$6,005
Accumulated other comprehensive income (AOCI)	668		813		538		440		102

Total shareholders’ equity	$8,346		$8,178		$6,702		$6,389		$6,107

Total liabilities, mezzanine equity and shareholders’ equity	$47,234		$46,626		$45,456		$43,451		$37,187

Diluted book value per ordinary share	$27.76		$27.24		$25.14		$24.16		$23.59
Diluted tangible book value per ordinary share	$18.43		$17.91		$15.72		$14.56		$13.99

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ACE Limited

Consolidated Premiums Line of Business

(in millions of U.S. dollars)

(Unaudited)

ACE Limited Consolidated

	YTD 2003	% of Total Consolidated	YTD 2002	% of Total Consolidated	% Change YTD-03 vs. YTD-02	Full Year 2002
Net Premiums Written
Property and all other	$2,625	34%	$2,035	33%	29%	$2,518
Casualty	3,398	45%	2,149	35%	58%	3,188
Personal accident	718	9%	519	9%	38%	706

Total P&C	$6,741	88%	$4,703	77%	43%	$6,412

Global Re—life	138	2%	112	2%	23%	159
Financial guaranty	350	5%	291	5%	20%	387
Financial solutions	413	5%	978	16%	-58%	1,110

Total Consolidated	$7,642	100%	$6,084	100%	26%	$8,068

Net Premiums Earned
Property and all other	$2,367	35%	$1,657	34%	43%	$2,255
Casualty	2,971	44%	1,748	36%	70%	2,589
Personal accident	672	10%	509	11%	32%	701

Total P&C	$6,010	89%	$3,914	81%	54%	$5,545

Global Re—life	136	2%	112	2%	21%	158
Financial guaranty	240	3%	201	4%	19%	282
Financial solutions	389	6%	634	13%	-39%	845

Total Consolidated	$6,775	100%	$4,861	100%	39%	$6,830

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ACE Limited

Consolidating Statement of Operations

Three months ended September 30, 2003 and 2002

(in millions of U.S. dollars)

(Unaudited)

	Insurance— North American	Insurance— Overseas General	Global Reinsurance	Corporate & Other	Consolidated P&C	Financial Services	ACE Consolidated
September 30, 2003
Gross premiums written	$1,819	$1,200	$276	$—	$3,295	$107	$3,402
Net premiums written	1,065	872	217	—	2,154	105	2,259
Net premiums earned	990	882	274	—	2,146	205	2,351
Losses and loss expenses	712	529	134	—	1,375	144	1,519
Policy acquisition costs	95	170	56	—	321	17	338
Administrative expenses	103	121	16	31	271	22	293

Underwriting income (loss)	$80	$62	$68	$(31)	$179	$22	$201

Life underwriting income	—	—	6	—	6	—	6
Net investment income—property and casualty	100	40	23	(6)	157	49	206
Other income (expense)	—	(3)	1	—	(2)	(1)	(3)
Interest expense	7	1	—	35	43	2	45
Income tax expense (benefit)	48	12	3	(13)	50	11	61

Income (loss) excluding net realized gains (losses)	$125	$86	$95	$(59)	$247	$57	$304
Net realized gains (losses)	8	4	10	5	28	29	57
Tax effect of net realized gains (losses)	—	—	—	—	—	(6)	(6)

Net income (loss)	$133	$90	$105	$(54)	$275	$80	$355

September 30, 2002
Gross premiums written	$1,783	$1,008	$186	$—	$2,977	$493	$3,470
Net premiums written	869	690	131	—	1,690	476	2,166
Net premiums earned	654	647	194	—	1,495	373	1,868
Losses and loss expenses	453	446	101	—	1,000	328	1,328
Policy acquisition costs	55	140	37	—	232	18	250
Administrative expenses	86	107	11	29	233	15	248

Underwriting income (loss)	$60	$(46)	$45	$(29)	$30	$12	$42

Life underwriting income (loss)	—	—	(1)	—	(1)	—	(1)
Net investment income—property and casualty	101	28	20	(3)	146	46	192
Other income (expense)	—	(1)	1	(15)	(15)	—	(15)
Interest expense	7	1	—	37	45	3	48
Income tax expense (benefit)	41	(4)	(1)	(21)	15	7	22

Income (loss) excluding net realized gains (losses)	$113	$(16)	$66	$(63)	$100	$48	$148
Net realized gains (losses)	(55)	(21)	(27)	(55)	(158)	(77)	(235)
Tax effect of net realized gains (losses)	4	7	—	—	11	19	30

Net income (loss)	$62	$(30)	$39	$(118)	$(47)	$(10)	$(57)

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ACE Limited

Consolidating Statement of Operations

Nine months ended September 30, 2003 and 2002

(in millions of U.S. dollars)

(Unaudited)

	Insurance— North American	Insurance— Overseas General	Global Reinsurance	Corporate & Other	Consolidated P&C	Financial Services	ACE Consolidated
September 30, 2003
Gross premiums written	$5,131	$3,850	$1,087	$—	$10,068	$757	$10,825
Net premiums written	2,967	2,769	1,005	—	6,741	763	7,504
Net premiums earned	2,663	2,556	791	—	6,010	629	6,639
Losses and loss expenses	1,861	1,541	393	—	3,795	466	4,261
Policy acquisition costs	279	485	153	—	917	45	962
Administrative expenses	293	356	45	84	778	60	838

Underwriting income (loss)	$230	$174	$200	$(84)	$520	$58	$578

Life underwriting income	—	—	11	—	11	—	11
Net investment income—property and casualty	306	113	63	(23)	459	149	608
Other income (expense)	(6)	(4)	2	—	(8)	—	(8)
Interest expense	22	2	—	104	128	5	133
Income tax expense (benefit)	129	60	10	(40)	159	28	187

Income (loss) excluding net realized gains (losses)	$379	$221	$266	$(171)	$695	$174	$869
Net realized gains (losses)	15	(7)	26	(8)	26	98	124
Tax effect of net realized gains (losses)	—	5	1	—	6	(26)	(20)

Net income (loss)	$394	$219	$293	$(179)	$727	$246	$973

September 30, 2002
Gross premiums written	$4,476	$2,911	$774	$—	$8,161	$1,299	$9,460
Net premiums written	2,100	1,920	683	—	4,703	1,269	5,972
Net premiums earned	1,733	1,722	459	—	3,914	835	4,749
Losses and loss expenses	1,176	1,083	193	—	2,452	690	3,142
Policy acquisition costs	147	382	83	—	612	58	670
Administrative expenses	244	282	26	79	631	42	673

Underwriting income (loss)	$166	$(25)	$157	$(79)	$219	$45	$264

Life underwriting income	—	—	5	—	5	—	5
Net investment income—property and casualty	306	77	63	(6)	440	141	581
Other income (expense)	—	3	1	(26)	(22)	—	(22)
Interest expense	24	2	1	109	136	10	146
Income tax expense (benefit)	115	9	1	(60)	65	24	89

Income (loss) excluding net realized gains (losses)	$333	$44	$224	$(160)	$441	$152	$593
Net realized gains (losses)	(107)	(32)	(57)	(78)	(274)	(127)	(401)
Tax effect of net realized gains (losses)	16	10	—	—	26	27	53

Net income (loss)	$242	$22	$167	$(238)	$193	$52	$245

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ACE Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Insurance-North American

	3Q-03	2Q-03	1Q-03	4Q-02	3Q-02	YTD 2003	YTD 2002	Full Year 2002
Gross premiums written	$1,819	$1,648	$1,664	$1,640	$1,783	$5,131	$4,476	$6,116
Net premiums written	1,065	969	933	819	869	2,967	2,100	2,919
Net premiums earned	990	920	753	742	654	2,663	1,733	2,475
Losses and loss expenses	712	637	512	1,024	453	1,861	1,176	2,200
Policy acquisition costs	95	101	83	69	55	279	147	216
Administrative expenses	103	102	88	97	86	293	244	341

Underwriting income (loss)	$80	$80	$70	$(448)	$60	$230	$166	$(282)
Net investment income—property and casualty	100	103	103	100	101	306	306	406
Other income (expense)	—	—	(6)	1	—	(6)	—	1
Interest expense	7	7	8	8	7	22	24	32
Income tax expense (benefit)	48	42	39	(119)	41	129	115	(4)

Income (loss) excluding net realized gains (losses)	$125	$134	$120	$(236)	$113	$379	$333	$97
Net realized gains (losses)	8	25	(18)	(92)	(55)	15	(107)	(199)
Tax effect of net realized gains (losses)	—	(3)	3	27	4	—	16	43

Net income (loss)	$133	$156	$105	$(301)	$62	$394	$242	$(59)

Combined ratio
Loss and loss expense ratio	71.9%	69.2%	68.0%	137.9%	69.2%	69.9%	67.9%	88.9%
Policy acquisition cost ratio	9.6%	10.9%	11.0%	9.4%	8.3%	10.4%	8.5%	8.7%
Administrative expense ratio	10.4%	11.1%	11.6%	13.0%	13.2%	11.0%	14.0%	13.8%

Combined ratio	91.9%	91.2%	90.6%	160.3%	90.7%	91.3%	90.4%	111.4%
Large losses and other items
Large losses (before tax)	$20	$—	$—	$516 (1)	$—	$20	$—	$516 (1)
% Change Versus Prior Year Period
Gross premiums written	2%	15%	32%	49%	35%	15%	31%	35%
Net premiums written	23%	35%	82%	75%	58%	41%	38%	47%
Net premiums earned	51%	52%	59%	63%	37%	54%	27%	36%
Other Ratios
Net premiums written/gross premiums written	59%	59%	56%	50%	49%	58%	47%	48%

(1)	Reported in press release on January 27, 2003.

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ACE Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Insurance - Overseas General

	3Q-03	2Q-03	1Q-03	4Q-02	3Q-02	YTD 2003	YTD 2002	Full Year 2002
Gross premiums written	$1,200	$1,244	$1,406	$1,203	$1,008	$3,850	$2,911	$4,114
Net premiums written	872	916	981	796	690	2,769	1,920	2,716
Net premiums earned	882	860	814	671	647	2,556	1,722	2,393
Losses and loss expenses	529	518	494	372	446	1,541	1,083	1,455
Policy acquisition costs	170	163	152	151	140	485	382	533
Administrative expenses	121	121	114	108	107	356	282	390

Underwriting income (loss)	$62	$58	$54	$40	$(46)	$174	$(25)	$15
Net investment income—property and casualty	40	38	35	31	28	113	77	108
Other income (expense)	(3)	—	(1)	(1)	(1)	(4)	3	2
Interest expense	1	1	—	1	1	2	2	3
Income tax expense (benefit)	12	25	23	(3)	(4)	60	9	6

Income (loss) excluding net realized gains (losses)	$86	$70	$65	$72	$(16)	$221	$44	$116
Net realized gains (losses)	4	2	(13)	(5)	(21)	(7)	(32)	(37)
Tax effect of net realized gains (losses)	—	—	5	2	7	5	10	12

Net income (loss)	$90	$72	$57	$69	$(30)	$219	$22	$91

Combined ratio
Loss and loss expense ratio	59.9%	60.3%	60.7%	55.5%	68.9%	60.3%	62.9%	60.8%
Policy acquisition cost ratio	19.3%	18.9%	18.7%	22.4%	21.8%	19.0%	22.2%	22.3%
Administrative expense ratio	13.7%	14.0%	14.0%	16.2%	16.5%	13.9%	16.3%	16.3%

Combined ratio	92.9%	93.2%	93.4%	94.1%	107.2%	93.2%	101.4%	99.4%
Large losses and other items
Large losses (before tax)	$10	$—	$—	$—	$68 (1)	$10	$68	$68	(1)
% Change Versus Prior Year Period
Gross premiums written	19%	32%	46%	30%	50%	32%	23%	25%
Net premiums written	26%	49%	60%	28%	63%	44%	25%	26%
Net premiums earned	36%	52%	60%	31%	45%	48%	20%	23%
Other Ratios
Net premiums written/gross premiums written	73%	74%	70%	66%	68%	72%	66%	66%

(1)	Reported in press release on September 18, 2002. Total after tax of $90M includes $61M in Overseas General and $29M in Global Reinsurance.

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ACE Limited

Segment Results—Consecutive Quarters—2

(in millions of U.S. dollars)

(Unaudited)

Insurance—Overseas General

	3Q-03	2Q-03	1Q-03	4Q-02	3Q-02	YTD 2003	YTD 2002	Full Year 2002
Gross premiums written
ACE Global Markets	$351	$422	$346	$511	$325	$1,119	$940	$1,451
ACE International	849	822	1,060	692	683	2,731	1,971	2,663

Total	$1,200	$1,244	$1,406	$1,203	$1,008	$3,850	$2,911	$4,114

Net premiums written
ACE Global Markets	$253	$295	$256	$282	$196	$804	$505	$787
ACE International	619	621	725	514	494	1,965	1,415	1,929

Total	$872	$916	$981	$796	$690	$2,769	$1,920	$2,716

Net premiums earned
ACE Global Markets	$244	$256	$248	$177	$181	$748	$485	$662
ACE International	638	604	566	494	466	1,808	1,237	1,731

Total	$882	$860	$814	$671	$647	$2,556	$1,722	$2,393

Net premiums written/gross premiums written
ACE Global Markets	72.1%	69.9%	74.0%	55.2%	60.3%	71.8%	53.7%	54.2%
ACE International	72.9%	75.5%	68.4%	74.3%	72.3%	72.0%	71.8%	72.4%

Total NPW/GPW	72.7%	73.6%	69.8%	66.2%	68.5%	71.9%	66.0%	66.0%

Loss ratio
ACE Global Markets	61.2%	61.4%	61.2%	51.3%	69.7%	61.3%	62.8%	59.7%
ACE International	59.4%	59.8%	60.4%	56.9%	68.6%	59.9%	62.9%	61.2%

Total loss ratio	59.9%	60.3%	60.7%	55.5%	68.9%	60.3%	62.9%	60.8%

Expense ratio
ACE Global Markets	35.7%	35.7%	36.7%	52.1%	46.8%	36.1%	48.8%	49.6%
ACE International	32.0%	31.7%	30.9%	33.9%	35.0%	31.6%	34.6%	34.4%

Total expense ratio	33.0%	32.9%	32.7%	38.6%	38.3%	32.9%	38.5%	38.6%

Combined ratio
ACE Global Markets	96.9%	97.1%	97.9%	103.4%	116.5%	97.4%	111.6%	109.3%
ACE International	91.4%	91.5%	91.3%	90.8%	103.6%	91.5%	97.5%	95.6%

Total combined ratio	92.9%	93.2%	93.4%	94.1%	107.2%	93.2%	101.4%	99.4%

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ACE Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Global Reinsurance

	3Q-03	2Q-03	1Q-03	4Q-02	3Q-02	YTD 2003	YTD 2002	Full Year 2002
Property and casualty
Gross premiums written	$276	$349	$462	$113	$186	$1,087	$774	$887
Net premiums written	217	345	443	94	131	1,005	683	777
Net premiums earned	274	269	248	218	194	791	459	677
Losses and loss expenses	134	143	116	111	101	393	193	304
Policy acquisition costs	56	51	46	40	37	153	83	123
Administrative expenses	16	14	15	14	11	45	26	40

P&C underwriting income (loss)	$68	$61	$71	$53	$45	$200	$157	$210
Life
Gross premiums written	$49	$46	$49	$50	$58	$144	$115	$165
Net premiums written	47	44	47	47	57	138	112	159
Net premiums earned	46	42	48	46	57	136	112	158
Losses and loss expenses	45	44	48	52	60	137	106	158
Policy acquisition costs	5	2	4	1	3	11	15	16
Administrative expenses	—	1	1	1	2	2	5	6
Net investment income	10	8	7	8	7	25	19	27

Life underwriting income (loss)	$6	$3	$2	$—	$(1)	$11	$5	$5
Total underwriting income	$74	$64	$73	$53	$44	$211	$162	$215
Net investment income—property and casualty	23	21	19	19	20	63	63	82
Other income (expense)	1	—	1	—	1	2	1	1
Interest expense	—	—	—	—	—	—	1	1
Income tax expense (benefit)	3	3	4	—	(1)	10	1	1

Income (loss) excluding net realized gains (losses)	$95	$82	$89	$72	$66	$266	$224	$296
Net realized gains (losses)	10	13	3	—	(27)	26	(57)	(57)
Tax effect of net realized gains (losses)	—	1	—	—	—	1	—	—

Net income (loss)	$105	$96	$92	$72	$39	$293	$167	$239

P&C combined ratio
Loss and loss expense ratio	48.9%	53.1%	46.7%	51.1%	52.0%	49.6%	42.0%	44.9%
Policy acquisition cost ratio	20.4%	18.8%	18.6%	18.2%	19.2%	19.3%	18.1%	18.1%
Administrative expense ratio	5.7%	5.3%	6.0%	6.5%	5.2%	5.7%	5.6%	5.9%

P&C combined ratio	75.0%	77.2%	71.3%	75.8%	76.4%	74.6%	65.7%	68.9%
Large losses and other items
Large losses (before tax)	$12	$30	$—	$—	$32 (1)	$42	$32	$32	(1)

(1)	Reported in press release on September 18, 2002. Total after tax of $90M million includes $61M in Overseas General and $29M in Global Reinsurance.

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ACE Limited

Segment Results—Consecutive Quarters—2

(in millions of U.S. dollars)

(Unaudited)

Global Reinsurance—Property & Casualty

	3Q-03	2Q-03	1Q-03	4Q-02	3Q-02	YTD 2003	YTD 2002	Full Year 2002
% Change Versus Prior Year Period
Gross premiums written	48%	63%	24%	242%	98%	40%	81%	93%
Net premiums written	66%	75%	25%	422%	264%	47%	103%	120%
Net premiums earned	41%	79%	116%	140%	177%	72%	97%	109%
Other Ratios
Net premiums written/gross premiums written	79%	99%	96%	83%	70%	92%	88%	88%

Global Reinsurance—By Division

Gross premiums written
Tempest Europe	$60	$97	$123	$34	$36	$280	$196	$230
Tempest USA	147	133	100	86	69	380	148	234
Tempest Bermuda	69	119	239	(7)	81	427	430	423

Total GPW	$276	$349	$462	$113	$186	$1,087	$774	$887

Net premiums written
Tempest Europe	$52	$94	$115	$18	$27	$261	$164	$182
Tempest USA	144	132	99	86	69	375	148	234
Tempest Bermuda	21	119	229	(10)	35	369	371	361

Total NPW	$217	$345	$443	$94	$131	$1,005	$683	$777

Net premiums earned
Tempest Europe	$55	$63	$69	$45	$38	$187	$97	$142
Tempest USA	127	112	86	69	53	325	113	182
Tempest Bermuda	92	94	93	104	103	279	249	353

Total NPE	$274	$269	$248	$218	$194	$791	$459	$677

Net premiums written/gross premiums written
Tempest Europe	86.7%	96.9%	93.5%	52.9%	75.0%	93.2%	83.7%	79.1%
Tempest USA	98.0%	99.2%	99.0%	100.0%	100.0%	98.7%	100.0%	100.0%
Tempest Bermuda	30.4%	100.0%	95.8%	142.9%	43.2%	86.4%	86.3%	85.3%

Total NPW/GPW	78.6%	98.9%	95.9%	83.2%	70.4%	92.5%	88.2%	87.6%

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ACE Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Financial Services

	3Q-03	2Q-03	1Q-03	4Q-02	3Q-02	YTD 2003	YTD 2002	Full Year 2002
Gross premiums written	$107	$118	$532	$238	$493	$757	$1,299	$1,537
Net premiums written	105	132	526	228	476	763	1,269	1,497
Net premiums earned	205	215	209	292	373	629	835	1,127
Losses and loss expenses	144	161	161	257	328	466	690	947
Policy acquisition costs	17	17	11	14	18	45	58	72
Administrative expenses	22	20	18	15	15	60	42	57

Underwriting income (loss)	$22	$17	$19	$6	$12	$58	$45	$51
Net investment income	49	49	51	51	46	149	141	192
Other income	(1)	1	—	1	—	—	—	1
Interest expense	2	1	2	2	3	5	10	12
Income tax expense	11	8	9	6	7	28	24	30

Income (loss) excluding net realized gains (losses)	$57	$58	$59	$50	$48	$174	$152	$202
Net realized gains (losses)	29	72	(3)	—	(77)	98	(127)	(126)
Tax effect of net realized gains (losses)	(6)	(20)	—	—	19	(26)	27	26

Net income (loss)	$80	$110	$56	$50	$(10)	$246	$52	$102

Combined ratio
Loss and loss expense ratio	70.2%	74.9%	77.0%	88.2%	88.0%	74.0%	82.6%	84.0%
Policy acquisition cost ratio	8.7%	7.8%	5.2%	5.0%	4.6%	7.2%	6.9%	6.4%
Administrative expense ratio	10.6%	9.5%	8.6%	4.6%	4.2%	9.6%	5.1%	5.0%

Combined ratio	89.5%	92.2%	90.8%	97.8%	96.8%	90.8%	94.6%	95.4%
Large losses and other items
Loss portfolio transfers(1)	$4	$—	$—	$99	$187	$4	$212	$311
% Change Versus Prior Year Period
Gross premiums written	-78%	-63%	9%	-18%	28%	-42%	9%	4%
Net premiums written	-78%	-58%	11%	-43%	81%	-40%	20%	2%
Net premiums earned	-45%	-6%	-11%	-19%	0%	-25%	-22%	-21%
Other Ratios
Net premiums written/gross premiums written	98%	112%	99%	96%	97%	101%	98%	97%

(1)	Total premiums typically included in gross premiums written, net premiums written, and net premiums earned in the quarter it is written; usually accrued at 100% loss ratio.

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ACE Limited

Segment Results—Consecutive Quarters—2

(in millions of U.S. dollars)

(Unaudited)

Financial Services

	3Q-03	2Q-03	1Q-03	4Q-02	3Q-02	YTD 2003	YTD 2002	Full Year 2002
Gross premiums written
Financial guaranty	$112	$119	$121	$97	$147	$352	$294	$391
Financial solutions	(5)	(1)	411	141	346	405	1,005	1,146

Total GPW	$107	$118	$532	$238	$493	$757	$1,299	$1,537

Net premiums written
Financial guaranty	$111	$119	$120	$96	$146	$350	$291	$387
Financial solutions	(6)	13	406	132	330	413	978	1,110

Total NPW	$105	$132	$526	$228	$476	$763	$1,269	$1,497

Net premiums earned
Financial guaranty	$80	$82	$78	$81	$46	$240	$201	$282
Financial solutions	125	133	131	211	327	389	634	845

Total NPE	$205	$215	$209	$292	$373	$629	$835	$1,127

Loss ratio
Financial guaranty	46.4%	49.7%	50.1%	73.0%	31.2%	48.7%	52.5%	58.4%
Financial solutions	85.4%	90.5%	92.9%	94.1%	96.0%	89.7%	92.1%	92.6%

Total loss ratio	70.2%	74.9%	77.0%	88.2%	88.0%	74.1%	82.6%	84.0%

Expense ratio
Financial guaranty	33.7%	35.3%	27.6%	17.8%	38.1%	32.3%	27.4%	24.6%
Financial solutions	10.1%	6.1%	5.7%	6.4%	4.7%	7.3%	7.2%	7.0%

Total expense ratio	19.3%	17.3%	13.8%	9.6%	8.8%	16.8%	12.0%	11.4%

Combined ratio
Financial guaranty	80.1%	85.0%	77.7%	90.8%	69.3%	81.0%	79.9%	83.0%
Financial solutions	95.5%	96.6%	98.6%	100.5%	100.7%	97.0%	99.3%	99.6%

Total combined ratio	89.5%	92.2%	90.8%	97.8%	96.8%	90.9%	94.6%	95.4%

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ACE Limited

Financial Guaranty Profile

(in millions of U.S. dollars)

(Unaudited)

	Gross Par Written (7)				Net Par Outstanding/Average Ratings
	Three months ended		Nine months ended
Sector	September 30, 2003				September 30, 2003			December 31, 2002
	Par Outstanding	% of total	Par Outstanding	% of total	Par Outstanding	% of total	Average Rating	Par Outstanding	% of total	Average Rating
Municipal Exposure
Tax Backed	$579	9%	$1,611	12%	$20,067	23%	A+	$19,637	24%	A+
Municipal Utilities	863	14%	1,233	10%	10,691	13%	A+	10,390	13%	A+
Special Revenue	747	12%	1,077	8%	8,876	10%	A	8,596	10%	A
Healthcare	159	3%	428	3%	5,604	7%	A+	5,798	7%	A
Structured Municipal (1)	—	0%	—	0%	3,378	4%	AAA	3,523	4%	AAA
Other Municipal (2)	273	4%	475	4%	2,523	3%	A-	2,151	3%	A-

Total Municipal	$2,621	42%	$4,824	37%	$51,139	60%	A+	$50,095	61%	A
Non-Municipal Exposure
Senior Layer CDO’s (3)	$2,267	36%	$3,772	29%	$16,494	19%	AA+	$12,727	16%	AA+
Consumer Receivables (4)	584	9%	2,220	17%	8,185	9%	A	8,388	10%	A
Single Name Corporate CDS	20	0%	150	1%	2,854	3%	A+	4,454	5%	A+
Commercial Receivables (5)	719	11%	1,489	12%	5,079	6%	A+	3,464	4%	A+
Other Structured Finance (6)	92	2%	454	4%	1,570	2%	A+	2,051	3%	A
Funded Equity CDO’s (3)	—	0%	8	0%	511	1%	NM	586	1%	NM

Total Non-Municipal	$3,682	58%	$8,093	63%	$34,693	40%	AA-	$31,670	39%	AA-

Total Exposure	$6,303	100%	$12,917	100%	$85,832	100%		$81,765	100%

(1)	Structured Municipal: includes excess of loss reinsurance on portfolios of municipal credits where the company attached in excess of the AAA rating level.
(2)	Other Municipal: primarily includes first mortgage bonds on investor-owned utilities and government-sponsored project finance.
(3)	For ACE, collateralized debt obligations (CDO’s) are structured financings backed by a pool of investment grade assets. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches. Market supply and demand factors influence pricing and the amount and position in the structure where ACE chooses to participate.
(4)	Consumer Receivables: principally includes auto loan receivables, residential mortgage-backed securities and credit card receivables.
(5)	Commercial Receivables: principally includes equipment leases and commercial mortgage-backed securities.
(6)	Other Structured Finance: predominantly trade receivable securitization, secured structured lending, and future flow transactions.
(7)	Gross par approximates net par as the company is a net line writer.

Note—Ratings are internally determined based on rating agency guidelines

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ACE Limited

Financial Guaranty Profile—2

(in millions of U.S. dollars)

(Unaudited)

Distribution by Ratings of Financial Guaranty Portfolio

	At September 30, 2003
	Net Par Outstanding	% of total
AAA	$24,932	29%
AA	17,422	20%
A	29,353	34%
BBB	12,161	14%
Below investment grade	1,453	2%
Funded equity	511	1%

Total	$85,832	100%

Geographic Distribution of Financial Guaranty Portfolio as of September 30, 2003

	Net Par Outstanding	% of total
Domestic
California	$6,890	8.0%
New York	5,472	6.4%
Texas	3,188	3.7%
Illinois	2,759	3.2%
Florida	2,735	3.2%
Pennsylvania	2,093	2.4%
New Jersey	1,909	2.2%
Massachusetts	1,699	2.0%
Puerto Rico	1,513	1.8%
Washington	1,203	1.4%
Other—Muni	17,302	20.2%
Other—Non Muni	32,887	38.3%

Total Domestic	$79,650	92.8%

Overall Net Par Outstanding
International
United Kingdom	$2,448	2.9%
Australia	374	0.4%
Italy	351	0.4%
France	313	0.4%
Brazil	286	0.3%
Other	2,411	2.8%

Total International	$6,182	7.2%

Net Par Outstanding	$85,832	100%

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ACE Limited

Financial Services Portfolio

25 Largest Municipal Exposures

(in millions of U.S. dollars)

(Unaudited)

Obligor Name	Net Par In Force (1)	Rating
California State General Obligation & Leases	$913	BBB
Long Island Power Authority	731	A-
New Jersey State General Obligation & Leases	725	AA
New York City General Obligation	696	A
Denver Colorado Airport System	637	A
Chicago Illinois General Obligation	595	A+
Puerto Rico Electric Power Authority	555	A-
Massachusetts State GO & Bay Transportation & Leases	541	AA-
New York State Metro Trans Auth—Trans Revenue	539	A
New York City Municipal Water Finance Authority	510	AA
San Francisco California Airport	505	A
New York State General Obligation & Leases	493	AA
Jefferson County Alabama Sewer	491	A
Energy Northwest (FKA WPPSS)	468	AA-
Puerto Rico General Obligation & Leases	430	A-
Houston Texas Water & Sewer System	408	A+
Dade County Florida Water & Sewer System	373	A
Los Angeles County Metro Trans—Sales Tax—1st	365	AA
Mental Health Services Facilities—New York	323	AA-
Intermountain Power Agency	320	A+
Illinois State General Obligation & Leases	317	AA
Chicago Illinois Public Building—Board of Education	316	A+
Municipal Electric Authority of Georgia—Senior	307	A+
New Jersey State Turnpike	298	A-
District of Columbia General Obligation	285	A-

(1)	Excludes Net Par In Force for transactions insured by an AAA monoline financial guaranty company

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ACE Limited

Financial Services Portfolio

(in millions of U.S. dollars)

(Unaudited)

25 Largest Asset-Backed Exposures (Non—Municipal)

Obligor Name	Net Par In Force	Rating
Absolute CDO OF ABS	$594	AAA
Triplas CDO OF ABS	571	AAA
Sears Credit Card Master Trust 2002-3 Class A—Credit Cards	550	AAA
SALS 2002-6 (Super Senior)—Synthetic CDO	540	AAA
Taurus 2001-06—Synthetic CDO	506	A+
Bistro 2001-09—AAA Tranche—Synthetic CDO	450	AAA
Dresdner 2001—1—Synthetic CDO	500	AAA
Houston CDO Portfolio 2000-1	470	AA
Stars 2001-3—Synthetic CDO	440	AAA
Merrill Lynch Dots 4—Synthetic CDO	430	AAA
Providian Gateway Master Trust—Credit Cards	422	BB+
CDO ^2—CDO of CDOs	421	AAA
Merrill Lynch Synthetic CDO Taurus 8	417	AAA
Magrathea V—Synthetic CDO	360	AAA
Lehman Sprint 2001-1 Super Senior—Synthetic CDO	352	AAA
Taurus 2001-01—Synthetic CDO	347	AAA
Lehman Synthetic CDO Portfolio 2000-1	320	AAA
ING Equity Trust (Pilgrim Principal Protection)	308	AAA
Bistro 2000-07 Class A-1—Synthetic CDO	300	AAA
Halcyon Synthetic CDO	278	AAA
Europa II Limited Class A1—Synthetic CDO	266	AAA
EMMOCA IV Portfolio—Synthetic CDO	250	AA+
Metris Master Credit Card Trust—Credit Cards	244	BB
Lusitano Global Synthetic CDO Class A-2	218	AAA
TIAA Commercial Real Estate CDO 2002-1 Limited	201	AAA

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ACE Limited

Financial Services Portfolio

(in millions of U.S. dollars)

(Unaudited)

Largest Single Name Corporate CDS

Obligor Name	Net Par In Force (1)	Rating
General Electric Company	$110	AAA
General Motors Corporation	60	BBB
ABN AMRO Bank NV	53	AA-
Japan Republic Sovereign Obligation	50	AA-
American International Group, Inc. (AIG)	50	AAA
Fortis NV	48	A+
Allianz AG	47	AA-
FNMA—Fannie Mae	45	AAA
France Telecom	40	BBB
Merrill Lynch & Company	40	A+
Deutsche Telekom AG	40	BBB+

	Gross Par Written (2)
	Three months ended	Nine months ended	Net Par Outstanding
Rating	September 30, 2003
AAA	$—	$30	$558
AA	—	40	602
A	20	60	1,240
BBB	—	20	391
Below investment grade	—	—	63

Total	$20	$150	$2,854

(1)	Excludes Net Par In Force for transactions insured by an AAA monoline financial guaranty company
(2)	Gross par approximates net par as the company is a net line writer

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ACE Limited

Financial Services Portfolio

(in millions of U.S. dollars)

(Unaudited)

Maturity Profile of Select Par Insured Categories

	(Outstanding Net Par)
	2003 (1)	2004	2005	2006	2007
Senior Layer CDO’s
Beginning outstanding par	$16,494	$16,494	$16,153	$13,806	$11,214
Scheduled runoff amount	—	341	2,347	2,592	3,061

Ending outstanding par	$16,494	$16,153	$13,806	$11,214	$8,153
Single Name Corporate CDS
Beginning outstanding par	$2,854	$2,650	$2,063	$1,081	$889
Scheduled runoff amount	204	587	982	192	260

Ending outstanding par	$2,650	$2,063	$1,081	$889	$629
Funded Equity CDO’s
Beginning outstanding par	$511	$511	$511	$511	$341
Scheduled runoff amount	—	—	—	170	291

Ending outstanding par	$511	$511	$511	$341	$50

(1)	Beginning balance as of September 30, 2003

	Gross Par Written (2)		Net Par Outstanding
CDO’s	Three months ended	Nine months ended
Rating	Sept. 30, 2003
AAA	$2,267	$3,750	$12,619
AA	—	6	1,939
A	—	11	982
BBB	—	5	831
Below investment grade	—	—	123
Funded Equity	—	8	511

Total	$2,267	$3,780	$17,005

(2)	Gross par approximates net par as the company is a net line writer

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ACE Limited

Loss Reserve Rollforward

(in millions of U.S. dollars)

(Unaudited)

	Total			Ongoing			Run-off (1)
	Unpaid Losses			Unpaid Losses			Unpaid Losses
	Gross	Ceded	Net	Gross	Ceded	Net	Gross	Ceded	Net
Balance at December 31, 2001	$20,728	$10,629	$10,099	$13,001	$5,381	$7,620	$7,236	$4,757	$2,479
Losses and loss expenses incurred	1,599	746	853	1,465	623	842	134	123	11
Losses and loss expenses paid	(1,792)	(816)	(976)	(1,501)	(686)	(815)	(291)	(130)	(161)
Other (incl. foreign exch. revaluation)	(20)	26	(46)	(20)	26	(46)	—	—	—

Balance at March 31, 2002	$20,515	$10,585	$9,930	$12,945	$5,344	$7,601	$7,079	$4,750	$2,329

Losses and loss expenses incurred	1,806	845	961	1,668	717	951	138	128	10
Losses and loss expenses paid	(1,739)	(699)	(1,040)	(1,434)	(574)	(860)	(305)	(125)	(180)
Other (incl. foreign exch. revaluation)	79	26	53	79	26	53	—	—	—

Balance at June 30, 2002	$20,661	$10,757	$9,904	$13,258	$5,513	$7,745	$6,912	$4,753	$2,159

Losses and loss expenses incurred	2,177	849	1,328	2,166	843	1,323	11	6	5
Losses and loss expenses paid	(1,348)	(586)	(762)	(1,173)	(558)	(615)	(175)	(28)	(147)
Other (incl. foreign exch. revaluation)	151	11	140	151	11	140	—	—	—

Balance at September 30, 2002	$21,641	$11,031	$10,610	$14,402	$5,809	$8,593	$6,748	$4,731	$2,017

Losses and loss expenses incurred	4,530	2,766	1,764	2,400	1,115	1,285	2,130	1,651	479
Losses and loss expenses paid	(2,023)	(851)	(1,172)	(1,628)	(668)	(960)	(395)	(183)	(212)
Other (incl. foreign exch. revaluation)	167	51	116	167	51	116	—	—	—

Balance at December 31, 2002	$24,315	$12,997	$11,318	$15,341	$6,307	$9,034	$8,483	$6,199	$2,284

Losses and loss expenses incurred	2,390	1,107	1,283	2,365	1,104	1,261	25	3	22
Losses and loss expenses paid	(2,155)	(984)	(1,171)	(1,910)	(893)	(1,017)	(245)	(91)	(154)
Other (incl. foreign exch. revaluation)	86	16	70	79	16	63	7	—	7

Balance at March 31, 2003	$24,636	$13,136	$11,500	$15,875	$6,534	$9,341	$8,270	$6,111	$2,159

Losses and loss expenses incurred	2,511	1,052	1,459	2,463	1,020	1,443	48	32	16
Losses and loss expenses paid	(2,415)	(1,357)	(1,058)	(1,964)	(1,134)	(830)	(451)	(223)	(228)
Other (incl. foreign exch. revaluation)	208	123	85	208	123	85	—	—	—

Balance at June 30, 2003	$24,940	$12,954	$11,986	$16,582	$6,543	$10,039	$7,867	$5,920	$1,947

Losses and loss expenses incurred	2,552	1,033	1,519	2,472	977	1,495	80	56	24
Losses and loss expenses paid	(1,833)	(863)	(970)	(1,557)	(663)	(894)	(276)	(200)	(76)
Other (incl. foreign exch. revaluation)	(22)	(19)	(3)	(12)	(19)	7	(10)	—	(10)

Balance at September 30, 2003	$25,637	$13,105	$12,532	$17,485	$6,838	$10,647	$7,661	$5,776	$1,885

(1)	The run-off reserves primarily include Brandywine group, the Commercial Insurance Service—Middle Market Worker’s Comp. reserves and the pre-1997 Westchester Specialty reserves. Prior year split between gross and ceded reserves and loss activity in ongoing and run-off categories has been revised to properly reflect intercompany reinsurance eliminations.

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ACE Limited

Asbestos and Environmental Reserves

(in millions of U.S. dollars)

(Unaudited)

	Asbestos			Asbestos
	Gross	Ceded	Net	Gross 3 year survival ratio	Gross 1 year survival ratio
Balance at December 31, 2002	$3,192	$2,746	$446	11.3x	12.0x

Prior period development	—	—	—
Losses and loss expenses paid	(44)	(18)	(26)

Balance at March 31, 2003	$3,148	$2,728	$420

Prior period development	—	—	—
Losses and loss expenses paid	(65)	(26)	(39)

Balance at June 30, 2003	$3,083	$2,702	$381

Prior period development	—	—	—
Losses and loss expenses paid	(56)	(31)	(25)

Balance at September 30, 2003	$3,027	$2,671	$356

	Environmental & Other Latent Exposures
	Gross	Ceded	Net
Balance at December 31, 2002	$1,352	$949	$403

Prior period development	—	—	—
Losses and loss expenses paid	(45)	(8)	(37)

Balance at March 31, 2003	$1,307	$941	$366

Prior period development	—	—	—
Losses and loss expenses paid	(75)	(24)	(51)

Balance at June 30, 2003	$1,232	$917	$315

Prior period development	—	—	—
Losses and loss expenses paid	(36)	(18)	(18)

Balance at September 30, 2003	$1,196	$899	$297

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ACE Limited

Reinsurance Recoverable Analysis

(in millions of U.S. dollars)

(Unaudited)

Net Reinsurance Recoverable by Division

	September 30 2003	June 30 2003	March 31 2003	December 31 2002
Reinsurance recoverable on paid losses & loss expenses

Active operations	$863	$869	$950	$951
Brandywine (1)	410	417	397	385
Westchester (2)	24	17	25	27

Total	$1,297	$1,303	$1,372	$1,363

Reinsurance recoverable on unpaid losses & loss expenses

Active operations	$8,299	$7,965	$7,997	$7,839
Brandywine (1)	4,873	5,044	5,218	5,237
Westchester (2)	498	505	496	491

Total	$13,670	$13,514	$13,711	$13,567

Gross reinsurance recoverable

Active operations	$9,162	$8,834	$8,947	$8,790
Brandywine (1)	5,283	5,461	5,615	5,622
Westchester (2)	522	522	521	518

Total	$14,967	$14,817	$15,083	$14,930

Bad debt reserve

Active operations	$(443)	$(434)	$(449)	$(431)
Brandywine (1)	(463)	(463)	(473)	(478)
Westchester (2)	(29)	(29)	(29)	(30)

Total	$(935)	$(926)	$(951)	$(939)

Net reinsurance recoverable

Active operations	$8,719	$8,400	$8,498	$8,359
Brandywine (1)	4,820	4,998	5,142	5,144
Westchester (2)	493	493	492	488

Total	$14,032	$13,891	$14,132	$13,991

(1)	The Company’s obligations with respect to further funding of the Brandywine run-off are limited pursuant to the Brandywine Restructuring Order under an $800 million aggregate excess of loss reinsurance agreement. (Refer to the “Asbestos and Environmental Claims” section of the “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” incorporated into our filed Form 10-K for the year ended December 31, 2002 for additional information about the order and other Company obligations.) At September 30, 2003, approximately $492 million in losses and recoverable bad debt reserves were ceded to the aggregate excess of loss reinsurance agreement leaving a remaining limit of approximately $308 million.
(2)	As part of the Westchester acquisition, National Indemnity provided reinsurance protection for all losses occurring prior to 1997. At September 30, 2003, the remaining limit in the reinsurance cover was approximately $600 million.
Note:	Active operations include the run-off operations of CIS.

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ACE Limited

Reinsurance Recoverable Analysis—2

(in millions of U.S. dollars)

(Unaudited)

Reinsurance Recoverable for Active Operations

	June 30, 2003
Categories	Recoverable	Bad Debt	% of Gross
Top 10 reinsurers	$4,054	$68	1.7%
Other reinsurers balances >$20 million	2,020	136	6.7%
Other reinsurers balances <$20 million	780	52	6.7%
Mandatory pools and government agencies	745	4	0.5%
Structured settlements	274	1	0.4%
Captives	695	3	0.4%
Other	266	170	63.9%

Total	$8,834	$434	4.9%

At June 30, 2003, $5.6 billion of the active operations’ recoverables were from rated reinsurers, of which 87% were rated A- or better by Standard & Poor’s. The Company held collateral of $2.1 billion, of which $1.4 billion was matched and usable against existing recoverables.

Top 10 Reinsurers (net of collateral)	Other Reinsurers Balances Greater Than $20 million (net of collateral)

American International Group	ABB Group	FM Global Group
AXA	AIOI Insurance	Groupama
Berkshire Hathaway Insurance Group	Allianz Group	Independence Blue Cross (Amerihealth)
ING - Internationale Nederlanden Group
GE Global Insurance Group (Employers Re)	Arch Capital	Liberty Mutual Insurance Companies
Hannover	AVIVA	Nisshin Fire and Marine
Lloyd’s of London	Chubb Insurance Group	Overseas Partners Ltd.
Munich Re	CIGNA	PMA Capital Insurance Company
St. Paul Companies	CNA Insurance Companies	QBE Insurance
Swiss Re Group	Converium Group	RenaissanceRe Holdings Ltd
XL Capital Group	DaimlerChrysler Group	Royal & Sun Alliance Insurance Group plc
	Dorinco Reinsurance Co.	SCOR Group
	Electric Insurance Company	Toa Reinsurance Company
	EQUITAS	Trenwick Group
	Everest Re Group	WR Berkley Corp
	Fairfax Financial	Zurich Financial Services Group

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ACE Limited

Reinsurance Recoverable Analysis—3

(in millions of U.S. dollars)

(Unaudited)

Consolidated Reinsurance Recoverable

	June 30, 2003
Categories	Recoverable	Bad Debt	% of Gross
Top 10 reinsurers	$7,728	$93	1.2%
Other reinsurers balances >$20 million	3,139	233	7.4%
Other reinsurers balances <$20 million	985	70	7.1%
Mandatory pools and government agencies	777	4	0.5%
Structured settlements	651	3	0.5%
Captives	720	5	0.7%
Other	817	518	63.4%

Total	$14,817	$926	6.2%

At June 30, 2003, $10.0 billion of consolidated recoverables were from rated reinsurers, of which 91% were rated A- or better by Standard & Poor’s.

Top 10 Reinsurers (net of collateral)	Other Reinsurers Balances Greater Than $20 million (net of collateral)

American International Group	ABB Group	Independence Blue Cross (Amerihealth)
AXA	AIOI Insurance	ING—Internationale Nederlanden Group
Berkshire Hathaway Insurance Group	Allianz Group	IRB—Brasil Resseguros S.A.
EQUITAS	Arch Capital	Liberty Mutual Insurance Companies
GE Global Insurance Group	AVIVA	Markel Corporation Group
Hannover	Chubb Insurance Group	Nisshin Fire and Marine
Lloyd’s of London	CIGNA	Overseas Partners Ltd.
Munich Re	CNA Insurance Companies	PMA Capital Insurance Company
St. Paul Companies	Converium Group	QBE Insurance
Swiss Re Group	DaimlerChrysler Group	RenaissanceRe Holdings Ltd
	Dominion Ins. Co. Ltd.	Royal & Sun Alliance Insurance Group plc
	Dorinco Reinsurance Co.	SCOR Group
	Electric Insurance Company	Sompo Japan
	Everest Re Group	Toa Reinsurance Company
	Fairfax Financial	Travelers Property Casualty Group
	FM Global Group	Trenwick Group
	Gerling Group	White Mountains Insurance Group
	Great American P&C Insurance Companies	WR Berkley Corp
	Groupama	XL Capital Group
	Hartford Insurance Group	Zurich Financial Services Group

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ACE Limited

Reinsurance Recoverable Analysis—4

(in millions of U.S. dollars)

(Unaudited)

Detail on Reinsurance Recoverable on Paid Losses and Loss Expenses

	General Collections (1)	Other (2)	Total
Gross balance at December 31, 2002	$848	$515	$1,363
Bad debt reserve at 12/31/02	43	335	378
% of gross	5.1%	65.0%	27.7%

Net balance at December 31, 2002	805	180	985

Gross balance at March 31, 2003	$848	$524	$1,372
Bad debt reserve at 3/31/03	54	333	387
% of gross	6.4%	63.5%	28.2%

Net balance at March 31, 2003	794	191	985

Gross balance at June 30, 2003	$795	$508	$1,303
Bad debt reserve at 6/30/03	51	327	378
% of gross	6.4%	64.4%	29.0%

Net balance at June 30, 2003	744	181	925

Gross balance at September 30, 2003	$765	$532	$1,297
Bad debt reserve at 9/30/03	46	339	385
% of gross	6.0%	63.7%	29.7%

Net balance at September 30, 2003	$719	$193	$912

(1)	General collections balances represent amounts in process of collection in the normal course of business, for which we have no indication of dispute or credit issues. We provide bad debt reserves based primarily on the application of historical loss.
(2)	Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation. Our estimation of this reserve considers the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as parental guarantees.

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ACE Limited

Investment Portfolio—1

(in millions of U.S. dollars)

(Unaudited)

	September 30 2003	June 30 2003	March 31 2003	December 31 2002
Market Value
Fixed maturities	$17,413	$16,884	$15,044	$14,420
Securities on loan	596	546	521	293
Short-term investments	2,520	2,048	2,081	1,885
Cash	431	576	477	663

Total	$20,960	$20,054	$18,123	$17,261

Asset Allocation by Market Value
Treasury	$1,010	$886	$859	$842
Agency	1,170	1,383	1,074	973
Corporate	7,718	7,796	7,117	6,459
Mortgage-backed securities	4,235	3,825	3,415	3,302
Asset-backed securities	519	439	338	352
Municipal	1,329	1,346	1,220	1,201
Non-US	2,028	1,755	1,542	1,584
Cash & cash equivalent	2,951	2,624	2,558	2,548

Total	$20,960	$20,054	$18,123	$17,261

Credit Quality by Market Value
AAA	$10,376	$9,841	$8,808	$8,566
AA	3,661	3,623	3,265	2,880
A	3,366	3,162	3,027	2,920
BBB	1,742	1,592	1,464	1,314
BB	764	782	697	662
B	973	939	791	843
Other	78	115	71	76

Total	$20,960	$20,054	$18,123	$17,261

Cost/Amortized Cost
Fixed maturities	$16,713	$15,974	$14,370	$13,791
Securities on loan	549	498	494	286
Short term investments	2,520	2,048	2,081	1,885
Cash	431	576	477	663

Subtotal	20,213	19,096	17,422	16,625
Equity securities	371	400	414	442
Other investments	625	626	657	622

Total	$21,209	$20,122	$18,493	$17,689

Avg. duration of fixed maturities, adj. for int. rate swaps	3.4 years	3.2 years	3.1 years	3.1 years
Avg. market yield of fixed maturities	4.0%	3.8%	4.2%	4.4%
Avg. credit quality	AA	AA	AA	AA

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ACE Limited

Investment Portfolio—2

(in millions of U.S. dollars)

(Unaudited)

Investment portfolio

Top 10 Exposures—Fixed Maturity Investments and Single Name Credit Default Swaps

September 30, 2003
General Electric	$293
General Motors	192
Citigroup Inc	189
Verizon Communications	123
AIG	117
HSBC Holdings Plc	110
Ford Motor Co	104
Goldman Sachs Group	97
Morgan Stanley	95
Merrill Lynch	86

June 30, 2003
General Electric	$289
General Motors	199
Citigroup Inc	173
Verizon Communications	141
HSBC Holdings Plc	119
AIG	118
Merrill Lynch	116
Goldman Sachs Group	103
Morgan Stanley	102
Ford Motor Co	101

March 31, 2003
General Electric	$287
General Motors	170
Citigroup Inc	168
Verizon Communications	143
AIG	118
Ford Motor Co	113
Merrill Lynch	110
Morgan Stanley	108
Goldman Sachs Group	101
HSBC Holdings Plc	100

December 31, 2002
General Electric	$258
General Motors	171
Citigroup Inc	154
Verizon Communications	127
AIG	123
Ford Motor Co	123
Bank of America	119
Wachovia Corp	106
Wells Fargo	105
JP Morgan Chase	105

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ACE Limited

Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Three months ended September 30, 2003			Nine months ended September 30, 2003
	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact
Investment Portfolio Gains (Losses)
Fixed maturities	$16	$(220)	$(204)	$77	$90	$167
Interest rate swaps	5	—	5	(9)	—	(9)
Equity securities	1	27	28	(53)	140	87
Equity and fixed income derivatives	8	—	8	28	—	28
Foreign exchange gains (losses)	3	—	3	18	—	18
Other	(2)	4	2	(13)	9	(4)

Total inv. portfolio gains (losses)	$31	$(189)	$(158)	$48	$239	$287
Credit default swaps (FAS 133 adjustment)	26	—	26	76	—	76

Total gains (losses)	$57	$(189)	$(132)	$124	$239	$363
Income tax (expense) benefit	(6)	48	42	(20)	(28)	(48)

Net gains (losses)	$51	$(141)	$(90)	$104	$211	$315

(1)	The quarter includes impairments of $6M for fixed maturities and $7M for equities and $4M for other. Year to date includes impairments of $25M for fixed maturities and $61M for equities and $20M for other.

	Three months ended September 30, 2002			Nine months ended September 30, 2002
	Net Realized Gains (Losses) (2)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (2)	Net Unrealized Gains (Losses)	Net Impact
Investment Portfolio Gains (Losses)
Fixed maturities	$(16)	$282	$266	$(54)	$606	$552
Interest rate swaps	(56)	—	(56)	(79)	—	(79)
Equity securities	(55)	(55)	(110)	(55)	(119)	(174)
Equity and fixed income derivatives	(57)	—	(57)	(118)	—	(118)
Foreign exchange gains (losses)	(2)	—	(2)	(1)	—	(1)
Other	2	(1)	1	3	(8)	(5)

Total inv. portfolio gains (losses)	$(184)	$226	$42	$(304)	$479	$175
Credit default swaps (FAS 133 adjustment)	(51)	—	(51)	(97)	—	(97)

Total gains (losses)	$(235)	$226	$(9)	$(401)	$479	$78
Income tax (expense) benefit	30	(66)	(36)	53	(128)	(75)

Net gains (losses)	$(205)	$160	$(45)	$(348)	$351	$3

(2)	The quarter includes impairments of $33M for fixed maturities and $53M for equities. Year to date includes impairments of $76M for fixed maturities and $54M for equities.

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ACE Limited

Capital Structure

(in millions of U.S. dollars)

	September 30 2003	June 30 2003	March 31 2003	December 31 2002	December 31 2001
Total short-term debt	$146	$146	$146	$146	$495
Total long-term debt (1)	1,749	1,749	1,749	1,749	1,349

Total debt	$1,895	$1,895	$1,895	$1,895	$1,844

Total trust preferreds (2)	$475	$475	$475	$475	$875

Mezzanine equity (3)	$—	$—	$311	$311	$311
Perpetual preferred (4)	$557	$557	$—	$—	$—
Ordinary shareholders’ equity	7,789	7,621	6,702	6,389	6,107
Total shareholders’ equity	$8,346	$8,178	$6,702	$6,389	$6,107

Total capitalization	$10,716	$10,548	$9,383	$9,070	$9,137
Tangible shareholders’ equity (5)	$5,635	$5,467	$3,991	$3,672	$3,335
Leverage ratios
Debt/ total capitalization	17.7%	18.0%	20.2%	20.9%	20.2%
Debt plus trust preferreds/ total capitalization	22.1%	22.5%	25.3%	26.1%	29.8%
Debt/ tangible equity	33.6%	34.7%	47.5%	51.6%	55.3%
Debt plus trust preferreds and mezzanine equity/ tangible equity	42.1%	43.4%	67.2%	73.0%	90.9%
Debt plus total preferred stock/ total capitalization	27.3%	27.7%	25.3%	26.1%	29.8%

(1)	$50 million of ACE INA subordinated notes due 2009 was repaid in both the second and third quarters of 2002. An additional $500 million of Senior Debt was issued by ACE Limited in March 2002.
(2)	$400 million of ACE INA Rhino Preferred Securities due 2002 was repaid in the second and third quarters of 2002.
(3)	The FELINE PRIDES converted in the second quarter of 2003.
(4)	Preferred shares $575 million, net of issuance costs $18 million.
(5)	Tangible equity is equal to shareholders’ equity less goodwill.

ACE Limited

Non-GAAP Financial Measures and Comprehensive Income

(in millions of U.S. dollars)

(Unaudited)

Regulation G—Non-GAAP Financial Measures

In presenting our results, we have included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations; however, they should not be viewed as a substitute for measures determined in accordance with GAAP. A reconciliation of book value per share to diluted book value per ordinary share is provided on page 33. The following non-GAAP measure is a common performance measurement and is defined as net income (loss) excluding net realized gains (losses) on investments and the tax effect of net realized gains (losses) on investments. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

We exclude net realized gains (losses) on investments because the amount of these gains (losses) is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. We believe these amounts are largely independent of our business and including them would distort the analysis of trends. Income excluding net realized gains (losses) should not be viewed as a substitute for net income determined in accordance with generally accepted accounting principles (GAAP).

	3Q-03	2Q-03	1Q-03	4Q-02	3Q-02	YTD 2003	YTD 2002	Full Year 2002
Net income (loss), as reported	$355	$371	$247	$(168)	$(57)	$973	$245	$77
Net realized gains (losses)	57	107	(40)	(88)	(235)	124	(401)	(489)
Tax effect of net realized gains (losses)	(6)	(22)	8	19	30	(20)	53	72

Income (loss) excluding net realized gains (losses) and the cumulative effect of adopting a new accounting standard	$304	$286	$279	$(99)	$148	$869	$593	$494

Consolidated Statement of Comprehensive Income
Net income (loss)	$355	$371	$247	$(168)	$(57)	$973	$245	$77
Net unrealized appreciation (depreciation) on investments
Unrealized appreciation (depreciation) on investments	(165)	354	112	131	198	301	227	358
Reclassification adjustment for net realized gains (losses) included in net income	(24)	(14)	(24)	55	28	(62)	43	98
Cumulative translation adjustment	(1)	57	26	(4)	4	82	4	—
Minimum pension liability adjustment	(3)	(59)	—	—	—	(62)	—	—
Income tax (expense) benefit related to other comprehensive income items	48	(63)	(16)	(27)	(69)	(31)	(91)	(118)

Other comprehensive income (loss)	(145)	275	98	155	161	228	183	338

Comprehensive income (loss)	$210	$646	$345	$(13)	$104	$1,201	$428	$415

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ACE Limited

Diluted Book Value per Ordinary Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

Reconciliation of Book Value per Ordinary Share to Diluted Book Value per Ordinary Share

	September 30 2003	June 30 2003	March 30 2003	December 31 2002
Shareholders’ equity	$8,346	$8,178	$6,702	$6,389
Net proceeds from assumed conversions of options	277	291	226	138
Proceeds from issuance of preferred shares	(557)	(557)	—	—
Conversion of mezzanine equity	—	—	311	311

Numerator for diluted book value per share calculation	8,066	7,912	7,239	6,838
Less: goodwill	2,711	2,711	2,711	2,717

Numerator for diluted tangible book value per share	$5,355	$5,201	$4,528	$4,121

Ordinary shares outstanding—end of period	278,480,910	277,755,290	264,491,819	262,679,356
Shares issued from assumed conversions of options	12,028,816	12,669,243	11,697,607	8,560,131
Shares issued on conversion of mezzanine equity	—	—	11,814,373	11,814,373

Denominator for diluted and diluted tangible book value	290,509,726	290,424,533	288,003,799	283,053,860

Book value per ordinary share	$27.97	$27.44	$25.34	$24.32
Diluted book value per ordinary share	$27.76	$27.24	$25.14	$24.16
Diluted tangible book value per ordinary share	$18.43	$17.91	$15.72	$14.56

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ACE Limited

Statutory Accounting Principals to GAAP Reconciliation

(in millions of U.S. dollars)

(Unaudited)

Reconciliation of Reinsurance Recoverable

A significant amount of detail on a large portion of our reinsurance recoverables are disclosed in our US statutory annual reports. The following is a reconciliation of the amount reported in these reports to our total recoverable as of December 31, 2002 reported for GAAP purposes:

Total amounts reported for statutory purposes	$8,611
Less: the portion of the total balance that is intercompany and therefore eliminated for GAAP purposes	(2,732)
Plus: amounts ceded to NICO which are not reported as reinsurance recoverables for statutory purposes	2,767
Plus: the amount of reserve and recoverable discounting included for statutory purposes which is added back for GAAP purposes	1,701

Total GAAP recoverables disclosed in US statutory reports	10,347
Structured settlements	730
Other legal entities (1)	3,853

Total amounts reported for GAAP purposes (2)	$14,930
Percentage disclosed in detail in US statutory annual reports	69%

(1)	Not subject to US statutory reporting requirements
(2)	The variance between the Statutory and GAAP balance relates to differences in accounting rules. Statutory rules allow the inclusion of affiliated balances, and the discounting of certain reserves and related recoverables. The statutory balance also excludes retroactive reinsurance contracts (NICO).

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ACE Limited

Glossary

Annualized ROE:	Annualized return on ordinary shareholders’ equity income (loss) excluding net realized gains (losses) less perpetual preferred and mezzanine equity dividend divided by average ordinary shareholders’ equity for the period. To annualize a quarterly rate multiply by four.

Combined ratio:	The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio for the property and casualty and financial services operations.

Diluted book value per ordinary share:	Ordinary shareholders’ equity and net proceeds from assumed conversions of outstanding in-the-money options divided by the sum of shares outstanding and the number of options assumed issued.

Diluted tangible book value per ordinary share:	Ordinary shareholders’ equity and net proceeds from assumed conversions of outstanding in-the-money options less goodwill divided by the sum of shares outstanding and the number of options assumed issued.

Effective tax rate:	Income tax expense divided by the sum of income tax expense and income (loss) excluding net realized gains (losses).

FAS 115:	Unrealized gains (losses) on investments and the deferred tax component included in shareholders’ equity.

Life underwriting income:	Net premium earned and net investment income less future policy benefits, acquisition costs and administrative expenses.

NM:	Not meaningful.

Return on ordinary shareholders’ equity (ROE):	Income (loss) excluding net realized gains (losses) less perpetual preferred securities and mezzanine equity dividends divided by average ordinary shareholders’ equity.

Ordinary shareholders’ equity:	Shareholders’ equity less perpetual preferred shares.

Property and casualty combined ratios:	Loss and loss expense ratios, policy acquisition cost ratios and administrative expense ratios exclude life reinsurance business and financial services segment.

Tangible equity:	Shareholders’ equity less goodwill.

Total capitalization:	Short-term debt, long-term debt, trust preferreds, mezzanine equity, perpetual preferred shares and shareholders’ equity.